SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 5, 2009

CCO Holdings, LLC
CCO Holdings Capital Corp.
(Exact name of registrants as specified in their charters)

(Debtors - In - Possession as of March 27, 2009)

Delaware
Delaware
(State or Other Jurisdiction of Incorporation or Organization)

333-112593	86-1067239
333-112593-01	20-0257904
(Commission File Number)	(I.R.S. Employer Identification Number)

12405 Powerscourt Drive
St. Louis, Missouri   63131
(Address of principal executive offices including zip code)

(314) 965-0555
(Registrants' telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01 REGULATION FD.

      On March 27, 2009, Charter Communications, Inc. (the “Company”), the indirect parent company of CCO Holdings, LLC and CCO Holdings Capital Corp., and certain of its subsidiaries (collectively, the “Debtors”) filed voluntary petitions in the United States Bankruptcy Court for the Southern District of New York  (the “Bankruptcy Court”) seeking relief under the provisions of Chapter 11 of Title 11 of the United States Code.

Disclosure Statement

      In connection with the chapter 11 cases, the Company has made information available on its website (www.charter.com under the “Investor and News Center” tab), including a revised plan of reorganization and a revised disclosure statement dated May 7, 2009.  The disclosure  statement, which describes the proposed plan of reorganization and contains other important information about the Debtors, has been approved by the Bankruptcy Court and will be circulated to creditors entitled to vote on the plan of reorganization.  A copy of the press release announcing the approval is attached as Exhibit 99.1.

Investor Certificate Deadline

      As previously disclosed, in connection with the chapter 11 cases, the Debtors intend to raise funds through the issuance of rights to purchase shares of new Class A Common Stock, par value $.001 per share, of Charter Communications, Inc. (“New Class A Stock”). These rights will be issued to certain existing holders of the 11.000% senior secured notes due October 1, 2015 issued by CCH I, LLC and CCH I Capital Corp. (“CCH I Notes”).  In particular, the rights will only be issued to those holders of CCH I Notes (“Eligible Holders”) that timely certify that they are “accredited investors” or “qualified institutional buyers” as such terms are defined in Rule 501 and Rule 144A, respectively, under the Securities Act of 1933, as amended (the “Securities Act”).  Existing holders of CCH I Notes that timely certify that they are not Eligible Holders (“Ineligible Holders”) will have the right to receive shares of New Class A Stock with a value equal to the value of the rights that such holders would have been offered if they were Eligible Holders.  In order to be an Eligible Holder or an Ineligible Holder, a holder of CCH I Notes must have held such CCH I Notes at the close of business on April 17, 2009.

      Copies of the Investor Certificate pursuant to which the certifications described in the immediately preceding paragraph are to be made were disseminated through the facilities of The Depository Trust Company on April 17, 2009.

      In order to be “timely,” Investor Certificates must be properly completed and delivered by 5:00 p.m. Prevailing Eastern Time on May 11, 2009, as more fully set forth in the Investor Certificates.

      Holders must timely complete the Investor Certificates in order to receive rights, in the case of Eligible Holders, or New Class A Stock in lieu of rights, in the case of Ineligible Holders. Holders of CCH I Notes should contact their broker, bank, or other nominee where they hold their CCH I Notes for more information.

Questions about the Investor Certificates can be directed to Financial Balloting Group at (646) 282-1800.

Important Note

      The terms of any plan of reorganization, including the rights offering, may change and there are no assurances that the plan of reorganization will be confirmed by the Bankruptcy Court.

      This Current Report on Form 8-K is not an offer to sell any securities and is not soliciting an offer to buy any securities.  The rights offering and offering of the underlying New Class A Stock, when made, have not been registered under the Securities Act, or any state securities laws, and unless so registered may not be offered or sold in the United States, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and applicable state securities laws.  The rights offering will be made only to Eligible Holders.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

The following exhibit is furnished pursuant to 7.01:

Exhibit Number	Description

99.1
Press release, dated May 5, 2009 announcing approval of the Disclosure Statement (Incorporated by reference to Exhibit 99.1 to the current report on Form 8-K of Charter Communications, Inc. filed on May 8, 2009 (File No. 000-27927)).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, CCO Holdings, LLC and CCO Holdings Capital Corp. have duly caused this Current Report to be signed on their behalf by the undersigned hereunto duly authorized.

CCO HOLDINGS, LLC
Registrant
By: CHARTER COMMUNICATIONS, INC., Sole Manager

Dated: May 8, 2009

By:/s/ Kevin D. Howard Name: Kevin D. Howard Title: Vice President, Controller and Chief Accounting Officer

  CCO HOLDINGS CAPITAL CORP.
  Registrant

Dated: May 8, 2009

By:/s/ Kevin D. Howard Name: Kevin D. Howard Title: Vice President, Controller and Chief Accounting Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1
Press release, dated May 5, 2009 announcing approval of the Disclosure Statement (Incorporated by reference to Exhibit 99.1 to the current report on Form 8-K of Charter Communications, Inc. filed on May 8, 2009 (File No. 000-27927)).